SUPPLEMENT DATED JULY 19, 2024
TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2024
OF VANECK FUNDS

Emerging Markets Fund
Class A: GBFAX / Class C: EMRCX / Class I: EMRIX / Class Y: EMRYX / Class Z: EMRZX

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus for VanEck Funds (the “Trust”) regarding Emerging Markets Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus and Prospectus free of charge, upon request, by calling toll-free 1.800.826.1115 or visiting the VanEck website at www.vaneck.com.

Effective July 22, 2024, with respect to the Fund, the section of the Summary Prospectus entitled “Portfolio Management - Portfolio Managers” and the Prospectus entitled “Summary Information—Portfolio Management - Portfolio Managers” will be replaced with the following:

Portfolio Managers.

Ola El-Shawarby has been Portfolio Manager of the Fund since May 2024. Ms. El-Shawarby previously served as Deputy Portfolio Manager of the Fund since May 2023. Ms. El-Shawarby has worked at the Adviser as a Senior Analyst since 2017. Angus Shillington has been Deputy Portfolio Manager of the Fund since 2014. Mr. Shillington has worked at the Adviser as a Senior Analyst since 2009.

In addition, the section of the Prospectus entitled “Shareholder Information—Management of the Funds and Service Providers - Portfolio Managers” with respect to the Fund will be replaced with the following:

Emerging Markets Fund

Portfolio Managers.

Ola El-Shawarby, Portfolio Manager of the Fund, is primarily responsible for the day-to-day portfolio management of the Fund.

Ola El-Shawarby. Ms. El-Shawarby is Portfolio Manager of the Fund. Ms. El-Shawarby previously served as Deputy Portfolio Manager of the Fund. She joined the Adviser as a Senior Analyst in 2017 and currently serves on the investment team for various funds advised by the Adviser.

Angus Shillington. Mr. Shillington is Deputy Portfolio Manager of the Fund. He joined the Adviser as a Senior Analyst in 2009 and currently serves on the investment team for various funds advised by the Adviser.

Please retain this supplement for future reference.